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                                Exhibit (10)



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                          --------------------
                                 BAKER
                                   &
                               HOSTETLER
                          --------------------

                           COUNSELLORS AT LAW
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Capitol Square, Suite 2100 - 65 East State Street - Columbus, Ohio 43215-4260 -
(614) 228-1541


                                          January 17, 1996


The Cardinal Fund Inc.
155 East Broad Street
Columbus, Ohio 43215

         Subject: THE CARDINAL FUND INC. (THE "FUND") -- POST-EFFECTIVE AMENDMENT NO. 40 TO REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 2-25538, FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND AMENDMENT NO. 21 TO REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 811-1428, FILED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "AMENDMENT")

Ladies and Gentlemen:

         In connection with the filing of the Amendment, it is our opinion that, upon the effectiveness of the Amendment, the 4,141,576 shares of common stock, without par value, of The Cardinal Fund Inc., when issued as described in the Amendment and for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

         We hereby consent to the filing of this opinion as an exhibit to the Amendment.

                                           Very truly yours,


                                           BAKER & HOSTETLER